UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

DWANGO NORTH AMERICA CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(3)

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DWANGO NORTH AMERICA CORP.

2211 Elliott Avenue, Suite 601

Seattle, Washington 98121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 17, 2005

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DWANGO NORTH AMERICA CORP. (the “Company”), a Nevada corporation, will be held on June 17, 2005 at 10 a.m. Seattle time at 2211 Elliot Avenue, Seattle, Washington for the following purposes:

1.

To elect six members of the Board of Directors;

2.

To approve a proposed amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares;

3.

To approve a proposed amendment to the Company’s 2003 Equity Incentive Plan to increase the number of shares authorized to be issued under the Plan by 500,000 shares from 6,000,000 to 6,500,000 shares;

4.

To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the Company for the year ending December 31, 2005; and

5.

To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on April 22, 2005 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

We hope that all Stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

/s/ Alexander U. Conrad
Alexander U. Conrad
President, Chief Operating Officer and Secretary

Seattle, Washington
May 13, 2005

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DWANGO NORTH AMERICA CORP.

2211 Elliott Avenue, Suite 601

Seattle, Washington 98121

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held on June 17, 2005

Introduction

The enclosed proxy is solicited by the Board of Directors of DWANGO NORTH AMERICA CORP., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on June 17, 2005 at 10 a.m. Seattle time at 2211 Elliott Avenue, Seattle, Washington and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to holders of shares of common stock, par value $.001 per share (“Common Stock”), of the Company (“Stockholders”) on or about May 16, 2005. All expenses incurred in connection with this solicitation shall be borne by the Company.

Solicitation and Revocability of Proxies

Proxies may be solicited by officers, directors and regular supervisory employees of the Company, none of whom will receive any additional compensation for their services, although they will be reimbursed for the expenses they incur. The Company may also retain a proxy solicitation firm to solicit proxies, which the Company anticipates would cost approximately $7,500. Solicitation of proxies may be made personally or by mail, telephone, facsimile or messenger. All costs of solicitation of proxies will be paid by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

Any Stockholder granting a proxy has the power to revoke it at any time before it is used. A proxy may be revoked either by (i) delivering to the Corporate Secretary of the Company prior to the Annual Meeting, at the Company’s principal office, either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Attendance at the Annual Meeting will not revoke a Stockholder’s proxy unless the Stockholder votes in person. A proxy, when executed and not so revoked, will be voted as specified therein. In the absence of a special choice, shares will be voted for the slate of candidates for the Company’s Board of Directors, and in favor of the amendment to the Articles of Incorporation, the amendment to the 2003 Equity Incentive Plan, and the ratification of Eisner LLP (“Eisner”) as independent auditors of the Company.

Record Date and Outstanding Shares

Stockholders of record at the close of business on April 22, 2005 are entitled to vote at the Annual Meeting or any adjournment thereof. On or about that date, 8,717,213 shares of the Company’s Common Stock, were issued and outstanding. The Company has no other outstanding voting securities.

Quorom; Vote Required

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares of Common Stock outstanding. The six nominees for election as directors who receive the most votes “for” election will be elected. The proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock requires the vote of a majority of the votes entitled to be cast on such proposal for passage. The proposal to amend the 2003 Equity Incentive Plan and the proposal to ratify the engagement of Eisner as independent auditors of the Company require the number of votes cast in favor of the action to exceed the number of votes cast in opposition to the action for passage.

Abstentions; Broker Non-Votes

Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. An abstention occurs when a stockholder affirmatively instructs the vote to be withheld (for example, by checking the “abstain” or “withhold authority to vote” box on the proxy card) or when the Stockholder is present at a meeting but does not cast a ballot. Broker non-votes occur when a person holding shares in street name, meaning through a bank or brokerage account, does not provide instructions as to how his or her shares should be voted and the bank or broker does not have discretion to vote those shares, or, if the bank or broker has discretion to vote such shares, does not exercise such discretion.

In the proposals regarding the election of directors, the amendment to the 2003 Equity Incentive Plan, and the ratification of the auditors, abstentions and broker non-votes will have no effect. For the purpose of determining whether the Stockholders have approved the amendment to the Articles of Incorporation, however, abstentions and broker non-votes will have the same effect as a vote “against” the proposal.

If you properly execute and return the enclosed proxy card, your shares will be voted in accordance with the instructions you give. In the absence of instructions to the contrary, your shares will be voted in accordance with the recommendation of the Board of Directors. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those described in this proxy statement and the accompanying notice of Annual Meeting. If any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn.

Proposal #1

ELECTION OF DIRECTORS

Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is duly elected. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable to unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Name	Age	Director Since	Position
Victor A. Cohn	54	2005	Director and Chairman of the Board
Rick J. Hennessey	38	2003	Director and Chief Executive Officer
Alexander U. Conrad	35	2004	Director, President, Chief Operating Officer and Secretary
L. Derrick Ashcroft	76	2000	Director
Vishal Bhutani	30	2004	Director
Paul Eibeler	50	2003	Director

Background

On September 29, 2003, the Company acquired Dwango North America, Inc., a Texas corporation, by means of an exchange offer. The security holders of Dwango North America, Inc., by virtue of the exchange, acquired a majority of the voting securities of the Company. Unless the context otherwise requires, references and information in this Proxy Statement regarding the Company for periods prior to September 29, 2003 are to Dwango North America, Inc.

The following is a brief summary of the background of each Director and nominee for Director of the Company:

Victor A. Cohn has been the Chairman of the Board of Directors of the Company since March 2005. Since 2001, Mr. Cohn has served as the Chief Executive Officer of Focal Point Partners, a New York based business management firm that he founded. From 2000 to 2001, Mr. Cohn was the Chairman and co-founder of Alley Capital Partners, a provider of financing for early stage companies. Mr. Cohn was Senior Managing Director, Global Head of Equity Capital Markets at Bear, Stearns & Co. from 1996 through 2000, where Mr. Cohn also served as a member of the Commitment Committee and President's Council. Prior to such time, from 1992 to 1995, Mr. Cohn was Managing Director, Co-Head of Investment Banking and Head of Capital Markets at Union Bank of Switzerland. From 1978 to 1992, Mr. Cohn held various positions at Salomon Brothers, where he became Managing Director in 1985 and served as a member of the four-person Equity Operating Committee responsible for Salomon’s worldwide equity business. For much of his career at Salomon, he held the position of Global Head of Equity Capital Markets. Mr. Cohn is a member of the Board of Directors at Verity, Inc., an SEC reporting company that provides intellectual capital management software, where he is Chairman of the Nominating and Governance Committee, and at Peregrine Systems, an SEC reporting company that provides enterprise software, where he is Chairman of the Governance Committee and a member of the Audit Committee.

Rick J. Hennessey joined the Company in April 2003 as Vice President of Business Development of the Company’s wireless division. The Company no longer identifies itself by divisions. Mr. Hennessey served as Vice President of Business Development of the wireless division from April 2003 until July 2003, at which time he became Executive Vice President of the Company. In February 2004, Mr. Hennessey was elected a Director of the Company and was promoted to Chief Executive Officer and President of the Company. Mr. Hennessey relinquished his title as President in March 2004. Mr. Hennessey co-founded Over-the-Air Wireless, Inc. in June 2001 and served as its Chief Executive Officer until the acquisition of such company’s assets by the Company in February 2004. Prior to that, from January 1996 to December 2002, Mr. Hennessey was Chief Executive Officer of Eversio Technologies, a mobile enterprise solutions provider. From January 1996 to the present, Mr. Hennessey has served as Chairman of Eversio Technologies.

Alexander U. Conrad has been employed by the Company since May 2003. In March 2004, Mr. Conrad was elected a Director of the Company. He was also elected as President, Chief Operating Officer and Secretary of the Company in March 2004. Mr. Conrad was the Vice President of Business Development of Over-the-Air Wireless, Inc. from June 2002 until the acquisition of such company by the Company in February 2004. Prior to such time, from January 2001 through June 2002, Mr. Conrad was Senior Product Manager, New Initiatives, for eFunds Corporation, a company that provides transaction processing, risk management and outsourcing services. From April 2000 through January 2001, Mr. Conrad was Director of Product Management for DocuTouch Corporation, a provider of document management, authentication, secure repository and digital signature services. Mr. Conrad received his MBA from Seattle University, Albers School of Business and Economics in March 2000.

L. Derrick Ashcroft has been a Director of the Company since November 2000. Mr. Ashcroft is currently the owner of the Flying X Ranch, a company engaged in the breeding of cattle. Since March 2005, Mr. Ashcroft has been a Director of ICOP Digital, Inc., an SEC reporting company that delivers security, surveillance, and communications solutions, where he serves as Chairman of the Audit Committee. From 1990 through the present, Mr. Ashcroft has been a director of Tata Technologies, Inc., a company engaged in providing consulting services to manufacturing and distribution companies on the strategic use of information technology and a member of the Tata group of companies. Mr. Ashcroft previously served on the board of directors of the following public and private companies in the United States and abroad: Leasing Edge Corporation, Access West, Inc., Publistix, Inc., Boreham Services, Ltd. (UK), Premier Laser Systems, and Westergaard.com, Inc. Mr. Ashcroft has served as President of AARK Enterprise, Inc., Senior Vice President of the Carteret Financial Group, Chairman of Ashcroft Rubin, Inc. and Chairman of Cardiopet, Inc.

Vishal Bhutani has been a Director of the Company since January 2004. From August 2002 through the present, Mr. Bhutani has been the Head of Research for Alexandra Investment Management, LLC, and the investment advisor for Alexandra Global Master Fund Ltd, an investor in the Company. From March 2002 to August 2002, Mr. Bhutani was Vice President of Magten Asset Management, a company engaged in asset management. From August 2000 through March 2002, Mr. Bhutani was a Corporate Finance Specialist for McKinsey & Company, a management consulting firm. In 2000, Mr. Bhutani received his MBA in Finance from the NYU Stern School of Business.

Paul Eibeler has been a Director of the Company since August 2003. Since April 2004, Mr. Eibeler has been the President and a Director of Take-Two Interactive Software, Inc., an SEC reporting company that develops, publishes and distributes interactive game software. Mr. Eibeler was also President of Take-Two Interactive Software, Inc. from July 2000 through July 2003 and a Director of Take-Two Interactive from January 2001 through April 2003. From June 1997 through March 2000, Mr. Eibeler was Executive Vice President and General Manager of Acclaim North America, part of Acclaim Entertainment, Inc., which at the time was an SEC reporting company engaged in the development, publication, marketing and distribution of interactive entertainment software. Mr. Eibeler also was a consultant to Microsoft in connection with the development and launch of Microsoft’s Xbox.

In connection with their investment in the Company, Alexandra Global Master Fund Ltd. is entitled to nominate two directors for election to the Board of Directors of the Company. The Company has the right to approve their nominees, which approval may not unreasonably be withheld. Alexandra has currently nominated Vishal Bhutani to the Board of Directors.

In addition, in connection with the sale of the Company’s Series B Convertible Preferred Stock, the Company granted WPG Select Technology Fund, L.P., one of the investors in such financing, the right to nominate one director for election to the Board of Directors of the Company. The Company has the right to approve their nominee, which approval may not be unreasonably withheld. To date, WPG Select Technology Fund, L.P. has not nominated a director.

Beneficial Ownership of Securities

The following table sets forth as of April 8, 2005 the Common Stock owned by the directors and “named executive officers” of the Company, by persons known to the Company to beneficially own, individually, or as a group, more than 5% of the Company’s outstanding Common Stock and all of the Company’s directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Beneficial Ownership of Capital Stock (2)		Percent of Common Stock
Robert E. Huntley (3)	2,750,484	(4)	30.1%
Rick J. Hennessey	811,917	(5)	8.8%
Alexander U. Conrad	278,330	(6)	3.1%
J. Paul Quinn	101,000	(7)	1.1%
Victor A. Cohn (8)	50,000	(9)	*
L. Derrick Ashcroft	142,707	(10)	1.6%
Vishal Bhutani (11)	44,000	(12)	*
Paul Eibeler (13)	503,086	(14)	5.5%
James Scibelli (15)	813,373	(16)	8.6%
James Scoroposki (17)	532,287	(18)	5.8%
Silverman Partners (19)	613,121	(20)	6.6%
Alexandra Global Master Fund Ltd. (21)	862,905	(22)	9.9%
Dwango Co., Ltd. (23)	542,624		6.2%
HCFP/Brenner Securities, LLC (24)	526,296	(25)	5.7%
RG Securities, LLC (26)	526,296	(27)	5.7%
Weiss, Peck & Greer Investments, a division of Robeco U.S.A., LLC (28)	862,905	(29)	9.9%
Trafelet & Company, LLC (30)	862,905	(31)	9.9%
Meruelo Capital Partners (32)	862,905	(33)	9.9%
Van L. Brady (34)	862,905	(35)	9.9%
All directors and executive officers as a group (7 persons)	1,931,040	(36)	18.8%

——————

* Less than 1%

(1)

The address of each person, except as otherwise noted, is c/o Dwango North America Corp., 2211 Elliott Avenue, Suite 601, Seattle, Washington 98121.

(2)

Except as otherwise noted, each individual or entity has sole voting and investment power over the securities listed. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)

The address of Mr. Huntley is 222 Vanderpool Lane, Houston, Texas 77024.

(4)

Includes 421,841 shares of Common Stock issuable upon the exercise of warrants held by Mr. Huntley.

(5)

Includes 519,001 shares of Common Stock issuable upon exercise of options held by Mr. Hennessey.

(6)

Includes 264,706 shares of Common Stock issuable upon exercise of options held by Mr. Conrad.

(7)

Consists of shares of Common Stock issuable upon exercise of options held by Mr. Quinn.

(8)

The address of Mr. Cohn is 909 Third Avenue, New York, New York 10022.

(9)

Includes shares of Common Stock issuable upon exercise of options held by Mr. Cohn.

(10)

Consists of shares of Common Stock issuable upon exercise of options held by Mr. Ashcroft.

(11)

The address of Mr. Bhutani is c/o Alexandra Investment Management, LLC, 767 Third Avenue, 39th Floor, New York, New York 10017.

(12)

Consists of shares of Common Stock issuable upon exercise of options held by Mr. Bhutani. Mr. Bhutani is the Head of Research for Alexandra Investment Management, LLC, the investment advisor for Alexandra Global Master Fund Ltd., one of the investors in the Company. No shares owned by Alexandra are attributed to Mr. Bhutani.

(13)

The address of Mr. Eibeler is c/o Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012.

(14)

Includes 59,934 shares of Common Stock issuable upon conversion of senior convertible promissory notes, including conversion of accrued interest, 95,485 shares of Common Stock issuable upon exercise of warrants, and 306,000 shares of Common Stock issuable upon exercise of options held by Mr. Eibeler.

(15)

The address of Mr. Scibelli is c/o RG Securities, LLC, 900 Merchants Concourse, Suite 400, Westbury, New York 11590.

(16)

Includes 120,193 shares of Common Stock issuable upon conversion of senior convertible notes, including conversion of accrued interest, and 83,442 shares of Common Stock issuable upon exercise of warrants held by Mr. Scibelli, and 526,296 shares of Common Stock issuable upon exercise of warrants held by RG Securities, LLC, of which Mr. Scibelli may be deemed to be the beneficial owner.

(17)

The address of Mr. Scoroposki is c/o Jaymar, 189 South St., Oyster Bay, New York 11771.

(18)

Includes 240,240 shares of Common Stock issuable upon conversion of senior convertible promissory notes, including conversion of accrued interest, and 166,883 shares of Common Stock issuable upon exercise of warrants held by Mr. Scoroposki.

(19)

The address of Silverman Partners is c/o Harvey Silverman, Spear, Leeds & Kellogg, 120 Broadway, 6th Floor, New York, New York 10271. Harvey Silverman has sole voting and investment power over these securities.

(20)

Consists of 362,796 shares of Common Stock issuable upon conversion of senior convertible promissory notes, including conversion of accrued interest, and 250,325 shares of Common Stock issuable upon exercise of warrants held by Silverman Partners.

(21)

The address of Alexandra Global Master Fund Ltd. is c/o Alexandra Investment Management, LLC, 767 Third Avenue, 39th Floor, New York, New York 10017. Alexandra Investment Management, LLC, a Delaware limited liability company (“AIM”), serves as investment adviser to Alexandra Global Master Fund Ltd., a British Virgin Islands company (“Alexandra”). By reason of such relationship, AIM may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by Alexandra. AIM disclaims beneficial ownership of such shares of Common Stock. Messrs. Mikhail A. Filimonov (“Filimonov”) and Dimitri Sogoloff (“Sogoloff”) are managing members of AIM. By reason of such relationships, Filimonov and Sogoloff may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by Alexandra. Mr. Vishal Bhutani is a director of the Company and employed by AIM.

(22)

The shares of Common Stock reported as beneficially owned by Alexandra includes 790,900 shares of outstanding Common Stock. Certain of the shares of Common Stock reported as beneficially owned are shares that Alexandra has the right to acquire upon conversion of notes and preferred stock and exercise of common stock purchase warrants. The notes, preferred stock and common stock purchase warrants held by Alexandra contain limitations on the conversion or exercise thereof which make such notes and shares of preferred stock inconvertible and such common stock purchase warrants unexercisable to the extent the holder would, upon conversion or exercise, beneficially own more than 9.9% of the Common Stock. The amount reported as beneficially owned is based on such limitations. In the absence of such limitations, Alexandra’s notes, preferred stock and common stock purchase warrants would be convertible into or exercisable for an aggregate of 12,451,515 shares of Common Stock.

(23)

The address of Dwango Co., Ltd. is Hamacho Center Bldg., 2-31-1, Nihonbashi-Hamacho, Chuo-Ku, Tokyo, Japan 103-0007. Dwango Co., Ltd. is a public company in Japan, whose securities are traded on the Tokyo Stock Exchange.

(24)

The address of HCFP/Brenner Securities, LLC is 888 7th Avenue, 17th Floor, New York, New York 10106. Steven Shaffer has sole voting and investment power over these securities.

(25)

Consists of shares of Common Stock issuable upon exercise of warrants held by HCFP/Brenner Securities, LLC.

(26)

The address of RG Securities, LLC is 900 Merchants Concourse, Suite 400, Westbury, New York 11590. James Scibelli, as managing member, has sole voting and investment power over these securities.

(27)

Consists of shares of Common Stock issuable upon exercise of warrants held by RG Securities, LLC.

(28)

The address of Weiss, Peck & Greer Investments, a division of Robeco USA, L.L.C. (“WPG Investments”), is Robeco USA, L.L.C., One New York Plaza, 30th Floor, New York 10004. WPG Investments is the investment manager for the following funds: WPG Select Technology Fund, L.P., a Delaware limited partnership (“WPG Select”); WPG Select Technology Overseas, Ltd., a Cayman Islands corporation (“WPG Overseas”); WPG Select Technology QP Fund, L.P., a Delaware limited partnership (“WPG QP”); and WPG Software Fund, L.P., a Delaware limited partnership (“WPG Software”, and together with WPG Select, WPG Overseas, and WPG QP, the “WPG Funds”). By reason of such relationship, WPG Investments and the WPG Funds may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by WPG Investments. Mr. George Boyd (“Boyd”) is the Head of Equity of WPG Investments and each of the WPG Funds and Mr. Ben Taylor (“Taylor”) is a Managing Director of WPG Investments and each of the WPG Funds as well as portfolio manager of each of the WPG Funds. By reason of such relationships, Boyd and Taylor may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by WPG Investments. WPG Investments has a broker-dealer affiliate.

(29)

The shares of Common Stock reported as beneficially owned by WPG Investments are shares that such holder has the right to acquire upon conversion of preferred stock and exercise of common stock purchase warrants held by the WPG Funds. Such preferred stock and common stock purchase warrants contain limitations on the conversion or exercise thereof which make such shares of preferred stock inconvertible and such common stock purchase warrants unexercisable to the extent that either WPG Investments or the holder would, upon conversion or exercise, beneficially own more than 9.9% of the Common Stock. The amount reported as beneficially owned is based on such limitations. In the absence of such limitations, such preferred stock and common stock purchase warrants would be convertible into or exercisable for an aggregate of 6,631,001 shares of Common Stock. Furthermore, in the absence of such limitations, the preferred stock and common stock purchase warrants held by each of the WPG Funds would be convertible into or exercisable for an aggregate of the following number of shares of Common Stock: WPG Select – 502,663 shares; WPG Overseas – 1,994,077 shares; WPG QP – 2,065,788 shares; and WPG Software – 2,068,473 shares.

(30)

The address of Trafelet & Company, LLC (“Trafelet”), is 900 Third Avenue, 5th Floor, New York, NY 10022. Trafelet is the investment manager for the following funds: Delta Pleiades, LP (“Delta Pleiades”); Delta Offshore, Ltd. (“Delta Offshore”); Delta Institutional, LP (“Delta Institutional”); and Delta Onshore, LP (“Delta Onshore”, and together with Delta Pleiades, Delta Offshore and Delta Institutional, the “Delta Funds”). By reason of such relationship, Trafelet and the Delta Funds may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by Trafelet. Peter J. Hofbauer (“Hofbauer”) is the Chief Operating Officer of Trafelet and Remy W. Trafelet (“RWT”) is managing member of Trafelet. By reason of such relationships, Hofbauer and RWT may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by Trafelet.

(31)

The shares of Common Stock reported as beneficially owned by Trafelet are shares that such holder has the right to acquire upon conversion of preferred stock and exercise of common stock purchase warrants held by the Delta Funds. Such preferred stock and common stock purchase warrants contain limitations on the conversion or exercise thereof which make such shares of preferred stock inconvertible and such common stock purchase warrants unexercisable to the extent that either WPG Investments or the holder would, upon conversion or exercise, beneficially own more than 9.9% of the Common Stock. The amount reported as beneficially owned is based on such limitations. In the absence of such limitations, such preferred stock and common stock purchase warrants would be convertible into or exercisable for an aggregate of 8,410,058 shares of Common Stock. Furthermore, in the absence of such limitations, the preferred stock and common stock purchase warrants held by each of the Delta Funds would be convertible into or exercisable for an aggregate of the following number of shares of Common Stock: Delta Pleiades – 559,754 shares; Delta Offshore – 3,928,357 shares; Delta Institutional – 3,330,365 shares; and Delta Onshore – 591,582 shares.

(32)

The address of Meruelo Capital Partners (“Meruelo”) is 9550 Firestone Blvd. Suite 105, Downey, California 90241. Alex Meruelo has voting and investment power over these securities.

(33)

The shares of Common Stock reported as beneficially owned by Meruelo are shares that such holder has the right to acquire upon conversion of preferred stock and exercise of common stock purchase warrants. Such preferred stock and common stock purchase warrants contain limitations on the conversion or exercise thereof which make such shares of preferred stock inconvertible and such common stock purchase warrants unexercisable to the extent that the holder would, upon conversion or exercise, beneficially own more than 9.9% of the Common Stock. The amount reported as beneficially owned is based on such limitations. In the absence of such limitations, such preferred stock and common stock purchase warrants would be convertible into or exercisable for an aggregate of 2,336,127 shares of Common Stock.

(34)

The address of Van L. Brady (“Brady”) is 44 Montgomery Street, Suite 2110, San Francisco, California 94194. Brady is the general partner of Presidio Partners, (“Presidio”), Geary Partners, (“Geary”), and Brady Retirement Fund, LP, (“Brady Retirement Fund”, and together with Presidio and Geary, the “Brady Funds”). By reason of such relationship, Brady and the Brady Funds may be deemed to share dispositive power over the shares of Common Stock stated as beneficially owned by Brady.

(35)

The shares of Common Stock reported as beneficially owned by Brady are shares that such holder has the right to acquire upon conversion of preferred stock and exercise of common stock purchase warrants held by the Brady Funds. Such preferred stock and common stock purchase warrants contain limitations on the conversion or exercise thereof which make such shares of preferred stock inconvertible and such common stock purchase warrants unexercisable to the extent that either Brady or the holder would, upon conversion or exercise, beneficially own more than 9.9% of the Common Stock. The amount reported as beneficially owned is based on such limitations. In the absence of such limitations, such preferred stock and common stock purchase warrants would be convertible into or exercisable for an aggregate of 934,451 shares of Common Stock. Furthermore, in the absence of such limitations, the preferred stock and common stock purchase warrants held by each of the Brady Funds would be convertible into or exercisable for an aggregate of the following number of shares of Common Stock: Presidio – 476,570 shares; Geary – 354,138 shares; and Brady Retirement Fund – 103,743.

(36)

Includes 1,582,833 shares of Common Stock issuable upon conversion of senior convertible notes and exercise of options and warrants held by the directors and executive officers.

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Stockholders of the Company may, at any time, communicate in writing with any member or group of members of the Company’s Board of Directors by sending such written communication to the attention of the Company’s Corporate Secretary by regular mail at the Company’s corporate offices, or facsimile at 206-832-0601, Attention: Corporate Secretary. Copies of written communications received by the Corporate Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business, or communications that relate to improper or irrelevant topics.

The Chairman of the Board of Directors is expected to make all reasonable effort to attend the Company’s annual stockholder meetings in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors will make reasonable efforts to attend the Company’s annual stockholder meetings in person if it is reasonably anticipated that a significant number of stockholders will be in attendance. A total of two directors were present at the 2004 Annual meeting.

Committees of the Board of Directors

The Board of Directors maintains an Audit Committee and a Compensation Committee. These committees do not have formal meeting schedules, but are required to meet at least once each year. During the 2004 fiscal, there were 25 meetings of the Board of Directors, 6 meetings of the Audit Committee, and 5 meetings of the Compensation Committee. Each director attended at least seventy-five percent (75%) of those meetings.

Audit Committee

The current members of the Audit Committee are L. Derrick Ashcroft, who acts as Chairman of such Committee, and Paul Eibeler. Mr. Ashcroft qualifies as an “independent” director under applicable SEC and Nasdaq rules. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee charter is attached as Appendix A to this proxy statement. The Audit Committee is responsible for overseeing management’s conduct in the financial reporting process, including reviews of the Company’s annual, quarterly and other financial reports and its systems of internal accounting, bookkeeping, and financial controls. The Audit Committee is responsible for reviewing any non-audit services and special engagements to be performed by the independent registered public accounting firm and considering the effect of such performance on the their independence. The Audit Committee is also responsible for engaging and dismissing the Company’s independent registered public accounting firm. In discharging its oversight role, the Audit Committee is empowered to meet and discuss with the Company’s management and independent registered public accounting firm the quality and accuracy of the Company’s accounting principles, the completeness and clarity of the Company’s financial disclosures and other significant decisions made by management in the preparation of financial reports.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has a standing Audit Committee. The Audit Committee operates under a written charter. The Audit Committee has responsibility, among other things, for appointing and overseeing the Company’s independent registered public accounting firm and pre-approving all auditing services, internal control-related services, and permitted non-audit services. The current members of the Audit Committee are L. Derrick Ashcroft and Paul Eibeler.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2004 with the Company’s management. The Audit Committee has discussed with Eisner, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received the written disclosures and the letter from Eisner, LLP required by Independence Standards Board Standard No. 1 and has discussed with Eisner, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the 2004 fiscal year.

AUDIT COMMITTEE
L. Derrick Ashcroft
Paul Eibeler

April 26, 2005

Compensation Committee

The current members of the Compensation Committee are Paul Eibeler, who serves as the Chairman of such Committee, Vishal Bhutani and L. Derrick Ashcroft. The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee is responsible to act as administrator of the Company’s equity incentive plans, to review compensation to be provided to the officers and employees of the Company, to grant options to purchase shares of the Company’s Common Stock to employees and executive officers of the Company and to review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors and executive officers of the Company.

Director Nomination Policies and Procedures

Because of the small size of its Board of Directors, the Company does not presently have a nominating committee. Rather, each member of the Board is involved in the nomination and selection of individuals to serve on the Company’s Board of Directors. The Board of Directors has adopted polices and procedures, summarized below, regarding nomination of directors.

The Board of Directors’ goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. The Board shall consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include judgment, knowledge, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, including experience in mobile telecommunications, mobile gaming, business, finance, administration or public service, the interplay of a candidate’s experience with the experience of other Board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and its stockholders and act ethically at all times.

Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board must consider that in connection with their investments in the Company, Alexandra is entitled to nominate two directors for appointment and election to the Board of Directors and WPG Select Technology Fund, L.P. is entitled to nominate one director for appointment and election to the Board of Directors (the “Designated Directors”). The Company has the right to approve each of these nominees, which approval may not be unreasonably withheld. Alexandra has currently nominated Vishal Bhutani to the Company’s Board of Directors. WPG Select Technology Fund, L.P has not yet nominated anyone of the Company’s Board of Directors.

With respect to nominees other than the Designated Directors, the Board shall identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service shall be considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Board shall also take into account an incumbent director’s performance as a Board member. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, or if the Board decides to increase its size, the Board shall identify the desired skills and experience of a new nominee in light of the criteria described above. Current members of the Board and management shall be polled for suggestions as to individuals meeting such criteria. Research, including consultation with outside experts or consultants, may also be performed to identify qualified individuals.

It is the policy of the Board to consider suggestions for persons to be nominated for director (other than Designated Directors) that are submitted by stockholders. The Board will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other sources. Stockholders suggesting persons as director nominees should send information about the proposed nominee to the Board of Directors at the Company’s address at least one hundred twenty (120) days prior to the anniversary of the mailing date of the prior year’s proxy statement. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of the Company, a description of the nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Board about the proposed nominee and his or her qualifications. The Board may request further information from the proposed nominee and the nominating stockholder (including proof of ownership and holding period) and may also seek the consent of both the nominee and the nominating stockholder to be identified in the Company’s proxy statement.

To date, the Company has not engaged third parties to identify, evaluate or assist in identifying potential director nominees, although the Company reserves the right in the future to retain a third-party search firm, if appropriate. The Company did not receive any recommendations from stockholders of director candidates for the Annual Meeting other than Alexandra’s contractual nomination of Mr. Bhutani to the Board of Directors.

Executive Compensation

The following table provides information concerning the annual and long-term compensation awarded, earned or paid to the Company’s Chief Executive Officer and executive officers whose cash compensation exceeded $100,000 in 2004 (the “named executive officers”). For the period prior to September 29, 2003, the date of the acquisition by the Company of Dwango North America, Inc., the following table includes compensation earned at Dwango North America, Inc.

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Award	Number of Securities Underlying Options
Rick J. Hennessey	2004	$128,542	—	—	836,088
Chief Executive Officer	2003	$ 53,125	—	—	—
	2002	—	—	—	—

Robert E. Huntley	2004	$ 96,667	—	—	—
Formerly Chief Executive Officer (resigned Feb. 2004) & Chairman of the Board (resigned June 2004)	2003 2002	$ 86,000 $ 78,000	— —	— —	1,030,074 —

Alexander U. Conrad	2004	$108,750	—	—	570,737
President & Chief Operating Officer	2003	$ 51,250	—	—	—
	2002	—	—	—	—

J. Paul Quinn	2004	$ 95,538	14,250	—	351,000
Chief Financial Officer	2003	—	—	—	—
	2002	—	—	—	—

Director Compensation

During 2004, as compensation for services on the Board of Directors of the Company, Messrs. Bhutani, Eibeler and Ashcroft were each also granted a non-qualified stock option to purchase 44,000 shares of Common Stock. Messrs. Eibeler and Ashcroft were each granted a non-qualified stock option to purchase 12,000 shares of Common Stock for serving as Chairmen of the Compensation Committee and Audit Committee, respectively. Each grant was at an exercise price of $1.30 per share. Each option is for a term of ten years commencing as of October 5, 2004 and is currently exercisable.

Effective March 8, 2005, the Company elected Victor Cohn to the Board of Directors of the Company and appointed him as Chairman of the Board of Directors. In connection with the election of Mr. Cohn, the Company entered into a Director Agreement providing for a fee to Mr. Cohn for his services of $6,000 per month. Mr. Cohn is also entitled to normal attendance fees for meetings of the Board of Directors. The Company also granted Mr. Cohn options to purchase 300,000 shares of Common Stock pursuant to its 2003 Equity Incentive Plan at an exercise price of $1.99 per share. One-twelfth of such options vested immediately and an additional one-twelfth will vest every three months until vested in full. Mr. Cohn has agreed to spend at least one business day per quarter at the Company’s headquarters in Seattle, Washington and to make himself available for and be responsive to telephone calls and e-mails relating to the business of the Company.

Each of the Company’s directors is entitled to an annual grant of options to purchase 24,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the day of grant, which options vest in full after one year. Each chairman of a committee of the Board of Directors is entitled to an annual grant of options to purchase 12,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the day of grant, which options vest immediately. New directors that join the Board of Directors are entitled to an initial grant of options to purchase 44,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the day of grant, which options vest in full after one year.

Each director is reimbursed for his expenses incurred in connection with the performance of his duties as a director. In addition, each director is entitled to $500 per in-person meeting and $250 per telephonic meeting of the Board of Directors or any committee thereof in which he participates.

Employment Agreements

On March 1, 2005, the Company entered into new Employment Agreements (the “Agreements”) with each of Rick J. Hennessey, its Chief Executive Officer, and Alexander U. Conrad, its President, Chief Operating Officer and Secretary. The Agreements are for a term of three years unless sooner terminated pursuant to the provisions thereof. The Agreements provide for an annual base salary of $190,000 for Mr. Hennessey and $170,000 for Mr. Conrad. The Agreements also provide for the payment of an amount equal to 100% of such base salary upon achieving certain annual performance targets. The employment of Mr. Hennessey or Mr. Conrad may be terminated by the Company at any time with or without cause. Mr. Hennessey and Mr. Conrad may also terminate their employment at any time with or without good reason (as defined in the Agreements). If the employment of Mr. Hennessey or Mr. Conrad is terminated by the Company without cause or by either of Mr. Hennessey or Mr. Conrad for good reason, they shall be entitled to continue to receive their base salary for a period of twelve months and a pro rata percentage of any bonus amount to which they would have otherwise been entitled. The Agreements contain confidentiality, noncompete, and nonsolicitation covenants for Messrs. Hennessey and Conrad.

In accordance with the Agreements, on March 1, 2005 the Company granted under its 2003 Equity Incentive Plan ten year options to purchase an aggregate of (i) 100,000 shares of Common Stock to Mr. Hennessey and (ii) 75,000 shares of Common Stock to Mr. Conrad. Such options are exercisable at $1.94 per share and will vest as to 1/3 of such shares on each of the first, second and third anniversaries of the date of grant. Such options will vest in full in the event of termination of employment without cause or for good reason.

Option Grants in Last Fiscal Year

The following table provides information concerning individual grants of stock options made during 2004 to the named executive officers.

Name	Number of Securities Underlying Options(b)		Percent of Total Options Granted to Employees In 2004	Exercise Price (in $ per share)	Expiration Date
Rick J. Hennessey	410,088 300,000 25,000 1,000 100,000	(a)	10% 7% 1% * 2%	$ 1.45 $ 1.25 $ 1.25 $ 1.25 $ 1.30	4/14/13 3/30/14 3/30/14 3/30/14 10/4/14

Alexander U. Conrad	144,737 300,000 25,000 1,000 100,000	(a)	4% 7% 1% * 2%	$ 1.45 $ 1.25 $ 1.25 $ 1.25 $ 1.30	4/14/13 3/30/14 3/30/14 3/30/14 10/4/14

J. Paul Quinn	300,000 1,000 50,000		7% * 1%	$ 1.25 $ 1.25 $ 1.30	3/30/14 3/30/14 10/4/14

——————

* Less than 1%

(a)

Options were received in connection with our acquisition of the assets of Over-the-Air Wireless, Inc.

(b)

Mr. Huntley received no options in 2004.

Options Exercised in 2004 and Year End Values

The following table provides information concerning the exercise of stock options during 2004, and the value of unexercised options owned, by the named executive officers.

Name(3)	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options (1)		Value of Unexercised In-the-Money Options (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Rick J. Hennessey	—	—	367,740	468,348	$152,296	$ 262,339
Alexander U. Conrad	—	—	146,614	424,123	$63,846	$ 244,649
J. Paul Quinn	—	—	1,000	350,000	$600	$ 207,500

——————

(1)

Includes ownership of options as of December 31, 2004.

(2)

Based on closing price of our common stock as reported on the Over-the-Counter Bulletin Board on December 31, 2004.

(3)

Mr. Huntley’s options, pursuant to the terms of our 2003 Equity Incentive Plan, terminated 90 days after his resignation in June 2004 as Chairman of the Board.

Equity Compensation Plan Information

The following table sets forth information relating to the compensation plans as of December 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,951,717	$1.29	48,283
Equity compensation plans not approved by security holders	876,610	$1.50	2,123,390
Total	3,828,327	$1.34	2,171,673

Certain Relationships and Related Transactions

In connection with the founding of the Company, Robert E. Huntley received 2,887,642 shares of Common Stock. Mr. Huntley provided services to the Company in consideration for the receipt of such stock in the Company. He subsequently transferred 696,741 shares of such Common Stock to Huntley Family Trust and 139,348 shares of such Common Stock to Huntley Trust No.2. Such trusts have recently distributed such shares to the respective beneficiaries thereof. In connection with his serving as an officer and director of the Company, Mr. Huntley also received options to purchase 1,030,074 shares of Common Stock, which options expired in 2004 in view of his termination of services with the Company.

In April 2001, Marilyn Miller, the wife of Robert E. Huntley, loaned the Company $50,000 as evidenced by a promissory note dated April 27, 2001 bearing interest at a rate of 10% per annum. Such note was modified, renewed, and extended by agreement between the Company and Marilyn Miller dated April 23, 2002. Such note was contributed to the capital of the Company on August 30, 2002. In addition, on April 23, 2002, Ms. Miller loaned to the Company another $50,000, as evidenced by a promissory note dated April 23, 2002, bearing interest at a rate of 10% per annum. This note was repaid in full as of August 30, 2002.

In May 2003, Mr. James Scibelli purchased $100,000 of the Company’s Senior Convertible Promissory Notes, convertible into 105,263 shares of Common Stock, and warrants to purchase 83,442 shares of Common Stock pursuant to an offering, completed in September 2003, in which RG Securities, LLC (“RG”) and HCFP/Brenner Securities, LLC (“Brenner”) acted as co-placement agents. RG and Brenner received an aggregate cash fee of $272,500 and warrants to purchase an aggregate 417,208 shares of Common Stock for acting as co-placement agents for such offering. Mr. Scibelli is currently the beneficial owner of 8.6% of Common Stock and in March 2004 became a director of the Company. Mr. Scibelli subsequently resigned as a director of the Company in October 2004. RG and Brenner are each currently the beneficial owner of 5.7% of Common Stock. All of the cash fees paid and warrants issued to RG and Brenner described in this section were divided by these two firms.

On November 19, 2003, Paul Eibeler was granted a non-qualified stock option to purchase 250,000 shares of Common Stock at an exercise price of $1.50 per share. The option is for a term of ten years and is immediately exercisable. The option was issued in consideration of his services to the Company as a director and, in addition to his services as a director, the provision by Mr. Eibeler of business and consulting services to the Company, consisting primarily of advice regarding the strategic direction of the Company.

RG and Brenner received placement compensation in connection with the sale of 250,000 shares of Common Stock and warrants to purchase 315,790 shares of Common Stock to Alexandra Global Master Fund Ltd. for an aggregate purchase price of $300,000 in December 2003. RG and Brenner received an aggregate cash fee of $24,000 and warrants to purchase an aggregate of 50,000 shares of Common Stock.

RG and Brenner received placement compensation in connection with the sale of $1,700,000 aggregate principal amount of 9% Senior Convertible Notes due January 2007, convertible into 1,827,957 shares of Common Stock, and 913,978 Common Stock Purchase Warrants to Alexandra Global Master Fund Ltd. in January 2004. RG and Brenner received an aggregate cash fee of $136,000 and warrants to purchase an aggregate of 212,500 shares of Common Stock.

From October through December 2003, Robert E. Huntley, a former officer and director of the Company, and Paul Eibeler, one of the Company’s outside directors, advanced an aggregate of $392,000 and $50,000, respectively to the Company. In January 2004, such individuals elected to apply such amounts toward the purchase of an aggregate of 326,667 and 41,667 shares of Common Stock ($1.20 per share), respectively, and warrants to purchase 421,841 and 53,764 shares of Common Stock at an exercise price of $.93 per share, respectively, in full satisfaction of the amounts previously advanced.

On February 4, 2004, the Company entered into a transaction with Over-the-Air Wireless, Inc., a company engaged in the wireless ringtone business. Rick J. Hennessey, Alexander U. Conrad, David Adams and Mark Sanders were the sole shareholders of Over-the Air Wireless, Inc. Mr. Hennessey was the Chief Executive Officer, Mr. Conrad was the Director of Marketing and Finance and David Adams was the President and Chief Technology Officer for Over-the-Air Wireless, Inc. At the time of the transaction, Rick J. Hennessey was the Executive Vice President and Alexander U. Conrad and David Adams were employees of the Company. Rick J. Hennessey has become the Chief Executive Officer and Alexander U. Conrad has become the President, Chief Operating Officer and Secretary of the Company. David Adams became the Vice President of Development of the Company. David Adams is no longer employed by the Company. In connection with the transaction, the Company issued (i) to Rick J. Hennessey and David Adams, 292,916 shares of Common Stock each, (ii) to Alexander U. Conrad, 13,624 shares of Common Stock, and (iii) to Mark Sanders, 81,744 shares of Common Stock. The Company granted the former Over-the-Air Wireless, Inc. shareholders customary piggyback registration rights and agreed that the Company would include their shares of Common Stock in a registration statement filed within six months of the acquisition of Over-the-Air Wireless, which six-month filing requirement has been waived by Messrs. Hennessey and Conrad, the only such persons whose shares have not yet been registered. In addition, the Company entered into Employment Agreements with each of Messrs. Hennessey, Conrad and Adams, and issued options to purchase 410,088 shares of Common Stock to each of Mr. Hennessey and Mr. Adams and options to purchase 144,737 shares of Common Stock to Mr. Conrad. The value of the shares of Common Stock issued to the former shareholders of Over-the-Air Wireless, Inc. was $1,000,000 and the value of the options issued was $1,217,000 (of which $517,000 is attributable to Mr. Hennessey’s options and $183,000 is attributable to Mr. Conrad’s options) based upon the Black-Scholes option pricing model, with the following assumptions: 94% volatility, 6 year expected life, risk free interest rate of 3.41% and a dividend yield of 0%.

RG and Brenner received placement compensation in connection with the sale of $2,300,000 aggregate principal amount of 9% Senior Convertible Notes due March 2007, convertible into 2,473,118 shares of Common Stock, and 1,236,559 Common Stock Purchase Warrants to Alexandra Global Master Fund Ltd. in March 2004. RG and Brenner received an aggregate cash fee of $184,000 and warrants to purchase an aggregate of 287,500 shares of Common Stock.

RG and Brenner may receive placement compensation in connection with the sale of an aggregate of 1,250 shares of Series A Convertible Preferred Stock and 1,345,087 Common Stock Purchase Warrants to Alexandra Global Master Fund Ltd. in June, July and August 2004. The amount of such compensation has not yet been determined, although the Company anticipates that the amount will not exceed $100,000 in the aggregate and warrants to purchase an aggregate of 208,333 shares of Common Stock.

In connection with their investments in the Company, Alexandra Global Master Fund Ltd. is entitled to nominate two directors for election to the Board of Directors of the Company. The Company has the right to approve their nominees, which approval may not be unreasonably withheld. Alexandra has currently nominated Vishal Bhutani to the Board of Directors.

The conversion and exercise prices, and number of shares of Common Stock underlying the notes, warrants and preferred stock referred to above, have been adjusted based upon anti-dilution provisions triggered by the sale of the Company’s Series B Convertible Preferred Stock and Series D Convertible Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. These persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely upon the Company’s review of the copies of the forms and written representations the Company has received, the Company believes that all such persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2004.

Proposal #2

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000 SHARES

Article IV of the Company's Articles of Incorporation as amended currently provides the Company with the authority to issue 50,000,000 shares of Common Stock. The Board of Directors has determined that the Articles of Incorporation should be amended to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000. In furtherance of this purpose, the Board has unanimously adopted a resolution approving the amendment and declaring its advisability and recommending such amendment to the Stockholders.

As of April 22, 2005, the Company had 8,717,213 shares of Common Stock issued and outstanding, 6,084,233 shares of Common Stock reserved for issuance upon conversion of the Company’s outstanding Senior Convertible Notes, 15,786,677 shares of Common Stock reserved for issuance upon conversion of the Company’s outstanding Preferred Stock, 14,139,278 shares of Common Stock reserved for issuance upon exercise of the Company’s outstanding warrants, and 5,150,000 shares of Common Stock reserved for issuance upon exercise the Company’s outstanding options. This leaves only 122,599 authorized shares of Common stock available for future use.

The Board of Directors believes that an increase in the number of authorized shares of Common Stock is necessary to provide the Company with additional financial flexibility to meet its future business needs. If the proposed amendment is approved by the stockholders, the Company will have additional shares available for acquisitions, equity financings, stock option plans, stock dividends or stock splits and other corporate purposes. The additional shares would be available for issuance without further stockholder approval, except as may be required by applicable law or rule. Although the Company does not have any commitment or understanding at this time for the issuance of additional shares of common stock (other than as described above), the proposed amendment should enable the Company to take timely advantage of favorable opportunities and market conditions when they arise.

In accordance with the Company's Articles of Incorporation, the additional 50,000,000 shares of Common Stock for which authorization is sought would not (and the shares of Common Stock currently outstanding do not) entitle holders thereof to preemptive rights.

The issuance of additional shares of Common Stock could have a dilutive effect on earnings per common share and on the equity and voting power of those holding shares of Common Stock at the time of issuance. In addition, the proposed amendment could have an anti-takeover effect, as additional shares of Common Stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company. However, the amendment to the Articles of Incorporation is not being proposed for such purposes and is not in response to any known effort to accumulate shares of Common Stock or obtain control of the Company.

The text of the proposed amendment to the Articles of Incorporation is attached as Appendix B to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 TO 100,000,000.

Proposal #3

PROPOSAL TO APPROVE AN AMENDMENT TO THE 2003 EQUITY INCENTIVE PLAN

The Board proposes the approval of an amendment to the Company’s 2003 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved under the Plan from 6,000,000 to 6,500,000. Stockholders are being asked to approve these amendments to increase the aggregate number of shares reserved for issuance under the Plan by 500,000 to 6,500,000 shares. The complete text of the Plan, as proposed to be amended, is attached to this proxy statement as Appendix C.

Purpose and Effect of Proposed Amendment

The Company believes equity incentives are an important and necessary form of compensation to attract and retain the best talent possible at all levels of the Company, and the Board of Directors believes that the Plan is critical to recruit and retain such employees and to stimulate their active interest in the Company’s growth, development and financial success by closely aligning their interests with those of the Company.

The Company is seeking to increase the number of shares of Common Stock available for issuance under the Plan. As of April 22, 2005, the Company had a total of 72 employees, all of whom work full-time, and each of whom is eligible to participate in the Plan. Of the Company’s current employees, approximately 100%, including all executive officers, own shares or hold options to purchase shares in the Company. The absence of an adequate number of shares of Common Stock available for issuance under the Plan restricts the Company’s ability and flexibility to effectively attract, retain, compensate, provide performance incentives to and reward the highest performing employees. As a result, the Board of Directors believes that it is both necessary and desirable to increase the aggregate number of shares of Common Stock available for issuance under the Plan. On April 22, 2005, the closing bid and ask prices for Common Stock on the Over-the-Counter Bulletin Board was $1.75 and $1.77, respectively.

Description of the Plan

The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which, as proposed to be amended, is attached as Appendix C to this proxy statement.

Administration, Amendments. The Plan states that it is the duty of the Board of Directors (or a committee thereof) to conduct the general administration of the Plan. The Board of Directors has delegated this duty to the Compensation Committee, although it has reserved the right to exercise these delegated duties should it so choose.

The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Internal Revenue Code, Rule 16b-3 and with other applicable laws.

The terms of any outstanding award under the Plan may be amended from time to time by the Board of Directors (or a committee thereof) in any manner it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder, or reduction of the exercise price of an award); provided, however, that no such amendment shall adversely affect in a material manner any right of a recipient under such award without the recipient’s written consent. The Board of Directors (or a committee thereof) may permit or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

Eligibility. Incentive stock options (as defined under the Code) may be granted only to employees (including officers and directors who are also employees) of the Company, or any parent, subsidiary or affiliate of the Company. Currently, although the Plan allows for the issuance of up options to purchase up to 6,000,000 shares of Common Stock, only 3,000,000 of such shares may be issued as incentive stock options. If the proposal to increase the number of shares available under the Plan from 6,000,000 to 6,500,000 is approved, there will be 3,500,000 shares of Common Stock available for issuance under the Plan as incentive stock options. If it is not approved, then 6,500,000 shares will nonetheless be available under the Plan, but there would only be 3,000,000 shares available for issuance as incentive stock options. All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent, subsidiary or affiliate of the Company. As of April 22, 2005, there were 72 current employees eligible to participate under the Plan, including three executive officers who were eligible to participate in the Plan. Also eligible to participate under the Plan as of that date were four non-employee directors.

Number of Shares Available Under the Plan. Upon approval of the proposed amendment, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan will be 6,500,000. Shares that are subject to (a) issuance upon exercise of an option previously granted but cease to be subject to such option for any reason other than exercise of such option, (b) an award previously granted but forfeited or repurchased by the Company at the original issue price, and (c) an award previously granted that otherwise terminates without shares of Common Stock being issued, shall be available for grant and issuance. Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: options, restricted stock, stock bonuses and any other type of award deemed by the Board of Directors (or a committee thereof) to be consistent with the purposes of the Plan.

Options. The Board of Directors (or a committee thereof) may grant one or more options under the Plan and will determine (1) whether the options are incentive stock options or non-qualified stock options, (2) the number of shares subject to the option, (3) the exercise price of the option, (4) the exercise period of the option and (5) all other terms and conditions of the options. The exercise price may not be less than 85% of the fair market value of the Company’s Common Stock; provided, however that the exercise price of an incentive stock option will not be less than 100% of the per share fair market value of the Common Stock on the date of grant, unless the optionee is a Ten Percent Holder (as defined in the Plan), in which case the exercise price will be 110% of the per share fair market value.

The option price is payable in full at the time of exercise either in cash or by check or, if expressly approved by the Board of Directors (or a committee thereof) by one of the following methods: (1) cancellation of indebtedness of the Company to the optionee, (2) the transfer to the Company of shares of Common Stock that are already owned by the optionee with an aggregate fair market value at the time of exercise equal to the option price, (3) the tender of a full recourse promissory note, (4) waiver of compensation from the Company due or accrued by the optionee for services rendered; (5) through a “same day sale” commitment or a margin commitment from the optionee and licensed broker-dealer, or (6) any combination of the foregoing.

No option right may be exercised by an optionee: (i) more than 10 years from the date of grant; (ii) except where such termination is by reason of death or disability or for cause, after the expiration of three months from the date of the optionee’s termination of employment; (iii) after the expiration of one year from the date of optionee’s termination of employment where the termination is due to disability or death; or (iv) after the date of termination where the optionee’s termination is for cause.

Restricted Stock. An award of restricted stock is an offer by the Company to sell to an eligible participant shares of Common Stock that are subject to restrictions. Subject to the limitation and restrictions set forth in the Plan, the Board of Directors (or a committee thereof) will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject, and all other terms and conditions of the restricted stock award. Acceptance of an offer of restricted stock is made by execution and delivery by the eligible participant of an agreement in such form as the Board of Directors (or a committee thereof) and full payment for the shares within 30 days from the date of the delivery of the agreement to the eligible participant. The price for the shares will be determined by the Board of Directors (or a committee thereof) on the date the award is granted.

Each award of restricted stock shall be subject to such restrictions as the Board of Directors (or a committee thereof) may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the recipient’s individual agreement. Awards of restricted stock may vary from recipient to recipient and between groups of recipients. Prior to the grant of an award of restricted stock, the Board (or a committee thereof) shall: (1) determine the nature, length and starting date of any performance period for the restricted stock award; (2) select from among the performance factors to be used to measure performance goals, if any; and (3) determine the number of shares that may be awarded to the recipient.

If a recipient of a restricted stock award is terminated during a performance period with respect to any award of restricted stock for any reason, then such recipient will be entitled to payment (whether in shares of Common Stock, cash or otherwise) with respect to the restricted stock award only to the extent earned as of the date of termination in accordance with the recipient’s agreement with respect to such restricted stock, unless the Board of Directors (or a committee thereof) determines otherwise.

Stock Bonuses. A stock bonus is an award of shares of Common Stock (which may consist of restricted stock) for services rendered to the Company. A stock bonus may be awarded for past services already rendered to the Company or upon satisfaction of such performance goals as are set out in advance in the participant’s individual award agreement. Stock bonuses may vary from recipient to recipient and between groups of recipients, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Board of Directors (or a committee thereof) may determine. If the stock bonus is being earned upon satisfaction of performances goals set forth in an award agreement, then the Board (or a committee thereof) shall: (1) determine the nature, length and starting date of any performance period for the restricted stock award; (2) select from among the performance factors to be used to measure performance goals, if any; and (3) determine the number of shares that may be awarded to the recipient.

Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of shares of Common Stock reserved for issuance under the Plan, (b) the number of shares of Common Stock that may be granted pursuant to the Plan, (c) the exercise prices of and number of shares subject to outstanding options and other awards, and (d) the exercise prices of and number of shares subject to other outstanding awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws.

Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a recipient’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a recipient’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any option or similar right offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the recipient’s lifetime only by such recipient or such person receiving such option pursuant to a domestic relations order.

Federal Income Tax Consequences of the Plan

The following is a brief summary of certain of the federal income tax consequences of the issuance and exercise of options granted under the Plan based on Federal income tax laws in effect as of April 22, 2005. This summary is not intended to be exhaustive and does not describe state or local tax consequences associated with either (a) the issuance and exercise of options or (b) the issuance of restricted stock grants under the Plan. This summary assumes that any shares of Common Stock held by a participant (whether acquired by exercise of an option or otherwise) will be held as a “capital asset” (within the meaning of Section 1221 of the Internal Revenue Code (the “IRC”)).

Tax Consequences to Participants.

Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of death or disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option (see below)).

If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses Company shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. Following the exercise of an option, the participant generally will have a tax basis in the shares obtained through exercise of the option equal to the sum of (a) the exercise price paid by the participant and (b) the amount taxed as ordinary income (if any) upon exercise of the option.

Restricted Stock Awards. A participant generally will not recognize taxable income upon the grant of a restricted stock award. A participant generally will recognize ordinary income when the shares vest or cease to be subject to restrictions on transfer. The amount of income recognized will equal the excess of the fair market value of the shares at such time over the amount, if any, the participant paid to the Company for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect under IRC Section 83(b) to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt of the award. If the election is made in a timely manner, then, when the restrictions on the shares lapse, the participant will not recognize any additional income.

The participant’s tax basis of the shares generally will be equal to the amount, if any, that the participant paid to the Company for the shares plus the amount of taxable ordinary income the participant recognized, either at the time the restrictions lapse or at the time of a Section 83(b) election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., if the participant’s employment terminates prior to the expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Sale of Shares

Upon the sale of shares received under the Plan (except for the sale of shares received from the exercise of an incentive stock option, which is described above), the participant will recognize gain to the extent that the amount received for the shares exceeds the tax basis of the shares. Correspondingly, if the amount received upon sale of those shares is less than the participant’s tax basis in the shares, the participant will recognize a loss for tax purposes. The taxable gain (or loss) upon sale of the shares will be taxed as long-term capital gain (or loss) if the participant has held the shares for more than one year. It the participant has held the shares for one year or less at the time of the sale, the gain (or loss) will be taxed as short-term capital gain (or loss).

Change-of-Control Event

The Plan provides that upon a Change-of-Control Event (as defined in the Plan) the vesting status of outstanding options may be accelerated. To the extent options become vested in connection with a Change-of-Control Event, the associated gain may be subject to an additional penalty tax of 20 percent, if the gain constitutes an “excess parachute payment.” IRC Section 280G generally defines a “parachute payment” as compensation paid to officers, shareholders, or highly compensated individuals if (a) the amount is more than reasonable compensation, (b) the amount is paid in connection with a Change-of-Control Event, and (c) the amount is in excess of three times the individual’s annualized compensation over the preceding five year period (the “base amount”). The term “excess parachute payment” is generally defined as the excess of any parachute payment over the portion of the base amount allocated to that payment.

Tax Consequences to the Company.

The Company may claim a tax deduction equal to the amount of ordinary income realized by a participant. Unless the participant is an independent contractor or foreign resident, the Company is generally required to withhold the income and employment taxes applicable to the income the participant recognizes on the exercise of an option or on the vesting of restricted stock. The Company may withhold from regular wages or supplemental wages, or otherwise ensure that the taxes required to be withheld are available for payment, including the withholding of an appropriate number of shares to be issued upon the exercise of the option.

A number of factors may limit the Company’s ability to claim a deduction. First, deductibility may not be available to the extent the amount does not constitute reasonable compensation for services rendered. Second, the Company may not deduct amounts that constitute an “excess parachute payment” (as described above). Finally, Section 162(m) of the Code limits a publicly held company’s ability to deduct compensation in excess of $1 million paid to its chief executive officer or to any other employee whose compensation is required to be reported to shareholders (in accordance with the Exchange Act) by virtue of being one of the four highest compensated officers for the taxable year (other than the chief executive officer).

Vote Required for Approval of Amendments

If a quorum is present at the Annual Meeting, so long as the number of votes cast in favor of the amendment to the Plan exceed the number of votes cast against amendment of the Plan, then the Plan amendment will be approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE PLAN.

Proposal #4

RATIFICATION OF AUDITORS

A proposal will be presented at the Annual Meeting to ratify the appointment of Eisner as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2005. Although ratification is not required by law, the Audit Committee believes the stockholders should be given this opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of Eisner would be considered by the Audit Committee in determining whether to continue the engagement of Eisner.

Independent Auditors

On November 3, 2003, the Company approved the selection of Eisner to replace Jones Simpkins LLP (“Jones”) as the Company’s independent auditor for the fiscal year ended December 31, 2003. Eisner was also selected as the auditor for the year ended December 31, 2004. Representatives of Eisner, LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

The Company dismissed Jones effective November 3, 2003. The decision to dismiss Jones and to seek new auditors was recommended by the Company’s Board of Directors and approved by the Audit Committee. The audit reports of Jones on the Company’s financial statements for the years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with the Company’s financial statements for the year ended December 31, 2001 and 2002 included a reference to substantial doubt that exists regarding the Company’s ability to continue as a going concern. With respect to the financial statements for the years ended December 31, 2001 and 2002 and the subsequent interim period to the date of dismissal, there were no disagreements with Jones, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jones, would have caused them to make reference thereto in their reports on the financial statements of the Company. Additionally, there were no reportable events or disagreements with Jones as described in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

The Company provided Jones with a copy of the foregoing disclosures and received from Jones a letter addressed to the SEC stating that it agrees with the foregoing statements. A copy of this letter was filed on December 8, 2003 as an exhibit to the Company’s Form 8- K/A.

During the years ended December 31, 2002 and 2001 and through the date of Eisner’s appointment as the Company’s independent auditor on November 3, 2003, the Company did not consult Eisner with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B. The Company has provided a copy of the foregoing disclosure to Eisner and provided it with an opportunity to provide the Company with any new information or clarification it deemed appropriate.

Audit Fees

The aggregate fees billed by Eisner for the years ended December 31, 2004 and December 31, 2003 for professional services rendered for the audit of the annual financial statements and review of the unaudited financial statements included in the Forms 10-QSB of the Company were $141,000 and

$185,541, respectively. The aggregate fees billed by Jones for professional services rendered for the review of the financial statements included in the Company’s Forms 10-QSB were approximately $2,070 for the year ended December 31, 2003.

Audit-Related Fees

Neither Eisner nor Jones provided any assurance and related services in 2004 or 2003 that are reasonably related to the performance of the audit or review of the financial statements that are not reported under the preceding paragraph.

Tax Fees

The aggregate fees billed by Eisner in 2004 for professional services rendered for tax compliance, tax advice or tax planning were $9,000. There were no fees billed by Eisner or Jones in 2003 for professional services rendered for tax compliance, tax advice or tax planning.

 All Other Fees

The aggregate fees billed by Eisner in 2004 for professional services rendered other than those described above consisting primarily of services relating to the review of registration statements and issuance of related consents were $178,000. The aggregate fees billed by Eisner in 2003 for professional services rendered other than those described above consisting primarily of services relating to the review of a registration statement were $31,000.

The Audit Committee has determined that the provision of services by Eisner other than for audit related services is compatible with maintaining the independence of Eisner as the Company’s independent accountants.

Pre-Approval Policies

The Audit Committee has not adopted any blanket pre-approval policies. Instead, the Committee will specifically pre-approve the provision by Eisner of all audit or non-audit services.

The Audit Committee approved all of the services provided by Eisner and described in the preceding paragraphs.

Vote Required for Ratification of Independent Auditors

If a quorum is present at the Annual Meeting, the appointment by the audit committee of Eisner as independent auditors for the fiscal year ending December 31, 2004 will be ratified if the number of shares voting in favor of the ratification exceeds the number of shares voting against the ratification.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF EISNER, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

STOCKHOLDER PROPOSALS

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who intend to present proposals or nominations at the Company’s 2006 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Company no later than January 16, 2006. Such proposals or nominations must meet the requirements of the Securities and Exchange Commission to be eligible for inclusion in the Company’s proxy materials. The Company strongly encourages any stockholder interested in submitting a proposal or nomination to contact the Company’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal or nomination does not guarantee that the Company will include it in its proxy statement. In order for a stockholder proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, pursuant to the Company’s By-Laws the proposal or nomination must be receive by the Company no later than March 19, 2006. Any stockholder proposals or nominations must be submitted to the Company’s Corporate Secretary in writing at 2211 Elliott Avenue, Suite 601, Seattle, Washington 98121.

The Board of Directors has adopted additional requirements specifically with respect to stockholder nominations for the election of directors. See “Proposal One—Election of Directors—Director Nomination Policies and Procedures.”

MISCELLANEOUS

The management does not know of any other matter which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons names in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors

Alexander U. Conrad
President, Chief Operating Officer and Secretary

Seattle, Washington
May 13, 2005

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

DWANGO NORTH AMERICA CORP.

AUDIT COMMITTEE CHARTER

Revised: 3/28/05

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare any reports required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than two members. The members of the Audit Committee shall be appointed by the Board and may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. It may also meet with persons, internal and external, who perform key accounting and internal audit functions for the Company. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services, internal-control related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee Chairman, acting as a subcommittee of the Audit Committee, may grant preapprovals of audit and permitted non-audit services, provided that decisions shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

2.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies, and the adequacy of disclosures about changes in internal control over financial reporting.

4.

Review and discuss quarterly reports from the independent auditors on:

(a)

All critical accounting policies and practices to be used.

(b)

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures, and treatment preferred by the independent auditor.

(c)

Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.

Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.

Review and evaluate the lead partner of the independent auditor team.

11.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.

Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.

Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.

Discuss with the independent auditor issues on which they were consulted by persons performing accounting functions for the Company and matters of audit quality and consistency.

15.

Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

16.

Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.

Obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements, the Company’s Code of Ethics for Principal Executive Officer and Senior Financial Officers, and the Company’s Corporate Policy Statement on Code of Ethics, Business Conduct and Conflicts of Interest. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations, the Company’s Code of Ethics for the Principal Executive Officer and Senior Financial Officers, and the Company’s Policy Statement on Code of Ethics, Business Conduct and Conflicts of Interest.

18.

Establish procedures for the receipt, retention and treatment of complaints by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

20.

Discuss with the Company’s legal counsel matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

AMENDMENT TO

ARTICLES OF INCORPORATION

OF

DWANGO NORTH AMERICA CORP.

Pursuant to NRS 78.390 of the Nevada General Corporation Law, DWANGO NORTH AMERICA CORP. (the "Corporation") adopts the following Amendment to its

Articles of Incorporation:

FOURTH ARTICLE

(a) Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 100,000,000 shares at a par value of $.001 per share. All stock when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholders meetings, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholders meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed from time to time by the Corporation and any such stockholder.

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The foregoing Amendment was adopted by the Board of Directors at a meeting held on March 1, 2005 and by the Stockholders. The only Stockholders entitled to vote on the Amendment were holders of 8,717,213 shares of Common Stock, which are all of the issued and outstanding shares. The total number of votes cast in favor of the Amendment by holders of Common Stock was ___________, which is sufficient to approve the Amendment.

IN WITNESS WHEREOF, these Articles of Amendment are executed for and on behalf of the Corporation as its act and deed by the undersigned officer hereunto duly authorized, who certifies that the facts herein stated are true this ___th day of ________, 2005.

DWANGO NORTH AMERICA CORP.

Rick J. Hennessey
Chief Executive Officer

B-1

Appendix C

2003 EQUITY INCENTIVE PLAN

1. Purpose. The purposes of this 2003 Equity Incentive Plan are (a) to enable the Company and its Subsidiaries and Affiliates to attract and retain highly qualified personnel who will contribute to the success of the Company and its Subsidiaries and Affiliates, and (b) to provide incentives to participants in this Plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all shareholders of the Company and its Subsidiaries and Affiliates.

Capitalized terms not defined in the text are defined in Section 24.

2. Administration.

2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator’s Powers. Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j) to make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

(k) determine whether an Award has been earned; and

(l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator’s Discretion Final. Any determination made by the Administrator with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator’s Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Administrator with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

3. Participation. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

4. Awards Under the Plan.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

(a) Options;

(b) Restricted Stock;

(c) Stock Bonuses; and

(d) any other type of Award deemed by the Administrator to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2. Number of Shares Available Under the Plan. Subject to Section 4.4, the total number of shares reserved and available for grant and issuance pursuant to the Plan will be 6,500,000. Shares that are subject to (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option, (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price, and (c) an Award previously granted that otherwise terminates without Shares being issued, shall be available for grant and issuance.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, Shares covered by an Award granted under the Plan which is settled in cash will not be counted as used under the Plan.

4.3. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.4. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, and (d) the exercise prices of and number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.5. Rights with Respect to Common Shares and Other Securities.

(a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant’s rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a shareholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

(b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options or any other Award is made (and any person succeeding to such Participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

5. Stock Options.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Section 5. The Administrator may grant an Option either alone or in conjunction with other Awards, either at the time of grant or by amendment thereafter.

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a “Ten Percent Shareholder”) will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Section 8 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Section 8 and the executed Award Agreement with respect to such Option.

5.7. Termination. Notwithstanding anything contained in Section 5.4 or in an Award Agreement, exercise of Options shall always be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant’s Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then each of such Participant’s Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant’s death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

(c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant’s behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant’s Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

6. Restricted Stock.

6.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Section 6.

6.2 Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

6.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Section 8.

6.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

(a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;

(b) select from among the performance factors to be used to measure performance goals, if any; and

(c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

6.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the Administrator determines otherwise.

7. Stock Bonuses.

7.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

7.2 Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

(a) determine the nature, length and starting date of any performance period for each Stock Bonus;

(b) select from among the performance factors to be used to measure the performance, if any; and

(c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

8. Payment for Share Purchases.

8.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f) by any combination of the foregoing.

8.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

10. Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant’s beneficiary(ies), such payment will be made to the legal representatives of the Participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

11. Corporate Transactions.

11.1. Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

(a) the successor company in any Change-of-Control Event may, if approved in writing by the Administrator prior to any Change-of-Control Event, (i) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards), or (ii) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

(b) notwithstanding anything in this Plan to the contrary, the Administrator may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Administrator exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Administrator determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Administrator.

11.2. Other Treatment of Awards. Subject to any rights and limitations set forth in Section 11.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

11.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

12. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

13. Plan Termination.

13.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) September 17, 2013.

13.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Section 9.

14. Shareholder Adoption.

14.1. Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval and adoption.

14.2. Effectiveness of Plan Prior to Shareholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the shareholders of the Company as provided in Section 14.1, consistent with applicable law.

15. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant’s lifetime only by such Participant or such person receiving such option pursuant to a domestic relations order.

16. Privileges of Stock Ownership; Restrictions on Shares.

16.1. Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant’s Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

16.2. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant’s Termination at any time within 90 days after the later of Participant’s Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

17. Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

18. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

19. Exchange and Buyout of Awards.

19.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

19.2. Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

20. Securities Law and Other Regulatory Compliance.

20.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

(b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

20.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

21. No Obligation to Employ. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

22. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the

Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. Miscellaneous Provisions.

23.1. No Rights Unless Specifically Granted. Unless otherwise expressly agreed to in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

23.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

23.3. Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

23.4. Compliance with Rule 16b-3. If and when the provisions of Section 16 become applicable with respect to the securities of the Company, it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

23.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit an Eligible Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

23.6. Expenses of Administration. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

23.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

23.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s (or other person’s) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

23.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

23.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

23.11. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Texas.

24. Definitions. As used in this Plan, except as otherwise defined, the following terms will have the following meanings:

“Administrator” means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

“Affiliate” means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of any act of a material theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company, the Participant having been convicted of a crime (other than minor traffic violations and other minor misdemeanors), or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.

“Change-of-Control Event” means any one or more of the following: (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Shares or other equity interest in the Company, (iv) the sale of substantially all of the assets of the Company, or (v) the acquisition, sale, or other transfer of more than 50% of the outstanding capital stock of the Company by tender offer or similar transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Committee” means compensation or other any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

“Common Stock” means the common stock, par value $.001 per share, of the Company.

“Company” means Woodland Hatchery, Inc., a Nevada corporation, or any successor corporation.

“Disability” means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Administrator, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant’s work duties for a continuous period of six months or longer, as the case may be.

“Eligible Participant” means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term “employee” shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of “employee” in the Rule as to the Use of Form S-8 contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market (“Nasdaq”), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”); (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Quotation Bureau (“NQB”) or similar organization; and (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Administrator.

“Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority, to receive grants of Options, awards of Restricted Stock, Stock Bonuses or other types of awards, or any combination of the foregoing.

“Plan” means this 2003 Equity Incentive Plan.

“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 6.

“Restricted Period” means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Section 4, and any successor security.

“Stock Bonus” means an Award granted pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Ten Percent Shareholder” shall have the meaning assigned to it in Section 5.4.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless re-employment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

“Termination Date” means the effective date of Termination, as determined by the Administrator.

PROXY

Dwango North America Corp.

Proxy for 2005 Annual Meeting of Stockholders

June 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Dwango North America Corp. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2005 Annual Meeting of Stockholders of the Company to be held on Friday, June 17, 2005, at 10 a.m. local time at 2211 Elliott Avenue, Seattle, Washington and hereby revokes all previous proxies and appoints Rick J. Hennessey and Alexander U. Conrad, or either of them, with full power of substitution, as Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all the shares of Common Stock registered in the name of the undersigned at the Annual Meeting, and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

(1)

ELECTION OF DIRECTORS. Six directors are to be elected at the Annual Meeting to serve until the 2006 annual meeting of stockholders. The Board of Directors has nominated, Victor A. Cohn, Rick J. Hennessey, Alexander U. Conrad, L. Derrick Ashcroft, Vishal Bhutani and Paul Eibeler for election as directors.

☐ FOR all nominees listed above

☐ WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) in the space provided below).

(2)

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000 SHARES. You are being asked to vote to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 100,000,000.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

(3)

APPROVAL OF AMENDMENT TO 2003 EQUITY INCENTIVE PLAN. You are being asked to vote to approve an amendment to the Company’s 2003 Equity Incentive Plan to increase the number of shares of Common Stock reserved under the plan by 500,000 from 6,000,000 to 6,500,000.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

(4)

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. You are being asked to vote to ratify the appointment by the audit committee of Eisner, LLP as the Company’s independent auditors for the year ending December 31, 2005.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

Do You Plan to Attend the Meeting? ☐ YES   ☐ NO

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS FOR ELECTION AS DIRECTORS, FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION, FOR APPROVAL OF THE AMENDMENT TO THE 2003 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT AUDITORS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope

_______________________________________

Signature(s)

Dated:                                                          , 2005

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears above, and returned promptly in the enclosed envelope. If shares are held by joint tenants or as community property, both holders should sign. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If the shares are held in a partnership, an authorized person should sign in the name of the partnership.)